Significant transactions	12 Months Ended
Dec. 31, 2018
Statement [line items]
Significant transactions
2. Significant transactions
Significant transactions in 2018
Innovative Medicines – acquisition of Advanced Accelerator Applications S.A.
On October 30, 2017, Novartis entered into a binding memorandum of understanding with Advanced Accelerator Applications S.A. (AAA), a company headquartered in Saint-Genis-Pouilly, France, under which Novartis agreed to commence a tender offer for 100% of the share capital of AAA subject to certain conditions. Novartis commenced the tender offer on December 7, 2017, to purchase all of the outstanding ordinary shares for a price of USD 41 per share and USD 82 per American Depositary Share (ADS), each representing two ordinary shares of AAA, which expired on January 19, 2018. The offer valued AAA’s equity at USD 3.9 billion, on a fully diluted basis.
As of January 19, 2018, the expiration date of the tender offer, approximately 97% of the then-outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs (hereinafter collectively referred to as “the outstanding shares”), were validly tendered. On January 22, 2018, Novartis accepted and paid USD 3.9 billion for the outstanding shares tendered in the offer. On January 22, 2018, Novartis commenced a subsequent offering period that expired on January 31, 2018. As of the expiration of the subsequent offering period, an additional 1.8% of the outstanding shares were validly tendered. Novartis accepted and paid approximately USD 60 million, resulting in an increase in Novartis ownership in AAA to 98.7%.
The fair value of the total purchase consideration was USD 3.9 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 1.9 billion, consisting of USD 2.5 billion intangible assets, USD 0.6 billion net deferred tax liabilities, and goodwill of approximately USD 2.0 billion. In 2018, from the date of the acquisition the business generated net sales of USD 0.4 billion. Management estimates net sales for the entire year 2018 would have amounted to USD 0.4 billion had AAA been acquired at the beginning of 2018. The 2018 results from operations since the acquisition were not material.
As of December 31, 2018, Novartis held 99.1% of the then-outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs.
AAA is a radiopharmaceutical company that develops, produces and commercializes molecular nuclear medicines – including Lutathera (USAN: lutetium Lu 177 dotatate/INN: lutetium ( 177Lu) oxodotreotide), a first-in-class radioligand therapy product for neuroendocrine tumors – and a portfolio of diagnostic products. Radiopharmaceuticals, such as Lutathera, are unique medicinal formulations containing radioisotopes, which are used clinically for both diagnosis and therapy.
Innovative Medicines – acquisition of AveXis, Inc.
On April 6, 2018, Novartis entered into an agreement and plan of merger with AveXis, Inc., a US-based clinical stage gene therapy company, under which Novartis commenced on April 17, 2018, a tender offer to purchase all outstanding common stock of AveXis, Inc. for USD 218 per share in cash. On May 15, 2018, Novartis completed the acquisition of the common stock of AveXis, Inc. and paid a total of USD 8.7 billion.
The fair value of the total purchase consideration was USD 8.7 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 7.2 billion, consisting of USD 8.5 billion intangible assets, USD 1.6 billion net deferred tax liabilities and other net assets of USD 0.3 billion, and goodwill of approximately USD 1.5 billion. Results of operations since the date of acquisition were not material.
AveXis, Inc. is focused on developing and commercializing novel treatments for patients suffering from rare and life-threatening neurological genetic diseases. AveXis, Inc.’s initial product candidate, AVXS-101, is a proprietary gene therapy currently in development for the treatment of spinal muscular atrophy (SMA) type 1 – the leading genetic cause of infant mortality – and SMA types 2 and 3. In addition, AveXis, Inc. has a pipeline of other novel treatments for rare neurological diseases, including Rett syndrome (RTT) and a genetic form of amyotrophic lateral sclerosis (ALS) caused by mutations in the superoxide dismutase 1 (SOD1) gene.
Innovative Medicines – acquisition of Endocyte, Inc.
On October 18, 2018, Novartis entered into an agreement and plan of merger with Endocyte, a US-based biopharmaceutical company focused on developing targeted therapeutics for cancer treatment. The transaction was completed on December 21, 2018. Under the terms of the agreement, Novartis acquired all outstanding shares of Endocyte common stock for USD 24 per share. The total consideration amounted to USD 2.1 billion.
The fair value of the total purchase consideration was USD 2.1 billion. The preliminary purchase price allocation resulted in net identifiable assets of approximately USD 1.5 billion, consisting of USD 1.5 billion intangible assets, USD 0.3 billion net deferred tax liabilities and other net assets of USD 0.3 billion, and goodwill of approximately USD 0.6 billion. The purchase price allocation is preliminary as the transaction closed on December 21, 2018, which is close to the Group’s year-end and therefore not providing sufficient time to complete the valuation of the intangible assets, deferred taxes, assumed liabilities and goodwill. If new information obtained within 12 months from December 21, 2018, about facts and circumstances that existed at the date of the acquisition identifies adjustments to the above amounts, or any additional provisions that existed at the date of acquisition, then the accounting for the acquisition will be revised. The Group currently does not expect such potential revisions to be material.
Endocyte uses drug conjugation technology to develop targeted therapies with companion imaging agents, including 177Lu-PSMA-617, a potential first-in-class investigational radioligand therapy for the treatment of metastatic castration-resistant prostate cancer (mCRPC).
Corporate – divestment of 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd.
On March 27, 2018, Novartis entered into an agreement with GlaxoSmithKline plc (GSK) to divest its 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd. to GSK for USD 13.0 billion in cash. As a result, Novartis discontinued the use of equity method accounting starting from April 1, 2018.
On June 1, 2018, the transaction closed and Novartis realized a pre-tax gain of USD 5.8 billion, recorded in income from associated companies.
Significant pending transaction
Sandoz – divestment of US dermatology business and generic US oral solids portfolio
On September 6, 2018, Novartis announced it has agreed to sell selected portions of its Sandoz US portfolio, specifically the Sandoz US dermatology business and generic US oral solids portfolio, to Aurobindo Pharma USA Inc. (Aurobindo), for USD 0.8 billion in cash and potential earn-outs.
The Sandoz US portfolios to be sold to Aurobindo include approximately 300 products as well as additional development projects. The sale includes the Sandoz US generic and branded dermatology businesses as well as its dermatology development center. As part of the transaction, Aurobindo will acquire the manufacturing facilities in Wilson, North Carolina, and in Hicksville and Melville, New York.
The transaction is expected to close in the course of 2019, following the completion of customary closing conditions. As the fair value of the consideration (USD 0.8 billion) less costs to sell is below the carrying value of the divested business (USD 1.0 billion, which includes an allocation of Sandoz goodwill of USD 0.2 billion), an impairment of the net assets to be divested in the amount of USD 0.2 billion was recognized as a reduction to goodwill.
In the Group’s consolidated balance sheet at December 31, 2018, the business assets and liabilities are separately shown as assets and liabilities of disposal group held for sale.
The disposal group, assets and liabilities classified as held for sale consist of the following:
(USD millions)	December 31, 2018

Assets of disposal group classified as held for sale

Property, plant and equipment	148

Intangible assets other than goodwill	478

Deferred tax assets	8

Other non-current assets	1

Inventories	165

Other current assets	7

Total	807

(USD millions)	December 31, 2018

Liabilities of disposal group classified as held for sale

Deferred tax liabilities	2

Provisions and other non-current liabilities	4

Provisions and other current liabilities	45

Total	51

There are no cumulative income or expenses included in other comprehensive income relating to the disposal group.
Significant transactions in 2017
Innovative Medicines – acquisition of Ziarco Group Limited
On January 20, 2017, Novartis acquired Ziarco Group Limited (Ziarco), a privately held company in the United Kingdom that focuses on the development of novel treatments in dermatology. This acquisition adds a once-daily oral H4 receptor antagonist in development for atopic dermatitis, commonly known as eczema, to complement the Novartis dermatology portfolio and pipeline. The fair value of the total purchase consideration was USD 420 million. The amount consisted of an initial cash payment of USD 325 million and the net present value of the contingent consideration of USD 95 million, due to Ziarco shareholders, which they are eligible to receive upon the achievement of specified development milestones. The purchase price allocation resulted in net identifiable assets of USD 395 million and goodwill of USD 25 million. The 2017 results of operations since the date of acquisition were not material.
Innovative Medicines – acquisition of Encore Vision, Inc.
On January 20, 2017, Novartis acquired Encore Vision, Inc. (Encore), a privately-held company in Fort Worth, Texas, in the United States, that focuses on the development of a novel treatment in presbyopia. The fair value of the total purchase consideration was USD 456 million. The amount consisted of an initial cash payment of USD 366 million and the net present value of the contingent consideration of USD 90 million, due to Encore shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 389 million and goodwill of USD 67 million. The 2017 results of operations since the date of acquisition were not material.
Significant transactions in 2016
Alcon – acquisition of Transcend Medical, Inc.
On February 17, 2016, Alcon entered into an agreement to acquire Transcend Medical, Inc. (Transcend), a privately held, US-based company focused on developing minimally invasive surgical devices to treat glaucoma. The transaction closed on March 23, 2016, and the fair value of the total purchase consideration was USD 332 million. The amount consisted of an initial cash payment of USD 240 million and the net present value of contingent consideration of USD 92 million due to the Transcend shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 294 million and goodwill of USD 38 million. The 2016 results of operations since the date of acquisition were not material.
Innovative Medicines – acquisition of Reprixys Pharmaceuticals Corporation
On November 18, 2016, Novartis acquired Reprixys Pharmaceuticals Corporation (Reprixys), a privately held, US-based company specializing in the development of therapeutics in certain hematologic and inflammatory disorders, following receipt of results of the SUSTAIN study. The previously held interest of 19% is adjusted to its fair value of USD 64 million through the consolidated income statement at acquisition date. This remeasurement resulted in a gain of USD 53 million.
The fair value of the total purchase consideration for acquiring the 81% stake Novartis did not already own amounted to USD 268 million. The amount consisted of an initial cash payment of USD 194 million and the net present value of the contingent consideration of USD 74 million due to Reprixys shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 332 million. No goodwill was recognized. The 2016 results of operations since the date of acquisition were not material.